BARON SELECT FUNDS

Baron International Growth Fund

Baron Emerging Markets Fund

Baron Global Advantage Fund

Baron New Asia Fund

Baron WealthBuilder Fund

Supplement to Current Statement of Additional Information

For each Fund, the following supplements “Description of the Funds and their Investments and Risks—Investment Strategies and Risks.” in the statement of additional information.

Investing in Chinese Companies through Variable Interest Entities.

The Funds may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs”). Because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China, certain Chinese companies have used VIEs to facilitate foreign investment without distributing direct ownership of companies based or operated in China. In such cases, the Chinese operating company establishes an offshore company, and the offshore company enters into contractual arrangements with the Chinese company. These contractual arrangements are intended to give the offshore company the ability to exercise power over and obtain economic rights from the Chinese company. Shares of the offshore company, in turn, are listed and traded on exchanges outside of China and are available to non-Chinese investors, such as the Funds. This arrangement allows non-Chinese investors in the offshore company to obtain economic exposure to the Chinese company without direct equity ownership in the Chinese company.

Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law. There is a risk that China may cease to tolerate VIEs at any time or impose new restrictions on the structure, in each case either generally or with respect to specific industries, sectors or companies. Actions by Chinese authorities could include revoking the business licenses of Chinese operating companies with VIE structures, imposing fines or penalties, confiscating income or assets, nationalizing the Chinese operating company, discontinuing or restricting operations in China, requiring changes to corporate structuring and contractual arrangements, prohibiting the use of proceeds from overseas financing or otherwise taking adverse regulatory or enforcement actions. Investments involving a VIE may also pose additional risks because such investments are made through a company whose interests in the underlying Chinese company are established through contract rather than through equity ownership. For example, in the event of a dispute, the offshore company’s contractual claims with respect to the Chinese company may be deemed unenforceable in China, thus limiting (or eliminating) the remedies and rights available to the offshore company and its investors, and a U.S.-listed company may expend substantial resources attempting to enforce the arrangements. Such legal uncertainty may also be exploited against the interests of the offshore company and its investors. Further, the interests of the equity owners of the Chinese company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and directors of the Chinese company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. The VIE structure generally restricts the Funds’ ability to influence the Chinese company through proxy voting and other means and may restrict the ability of an issuer to pay dividends to shareholders from the Chinese company’s earnings. VIE structures also could face delisting or other ramifications for failure to meet the requirements of the Securities and Exchange Commission, the Public Company Accounting Oversight Board or other United States regulators. If these risks materialize, the value of investments in VIEs could be adversely affected and the Funds could incur significant losses with no recourse available.

Dated: February 3, 2022

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